UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 10, 2010
WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-11953	30-0513080

(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas	77027

(Address of Principal Executive Offices)	(Zip Code)
(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 10, 2010, the Registrant issued a press release announcing first quarter 2010 results. A copy of the press release dated May 10, 2010, is attached as Exhibit 99.1 to this Form 8-K.
     On May 11, 2010, the Registrant participated in a telephone conference call relating to the press release. A transcript of the conference call is attached as Exhibit 99.2 to this Form 8-K.
     This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are furnished herewith:
99.1	Press release dated May 10, 2010, issued by the Registrant.

99.2	Transcript of the Registrant’s May 11, 2010 conference call.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: May 14, 2010	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 10, 2010, issued by the Registrant.

99.2	Transcript of the Registrant's May 11, 2010 conference call.